OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                   Supplement dated August 23, 1999 to the
                        Prospectus dated January 28, 1999

The Prospectus is changed as follows:

1. The first sentence of the second paragraph under the section entitled "Portfolio Managers" on page 15 is replaced by the following sentence:

      Ms. Falconio and Ms. Palmieri are Vice Presidents of the Manager and have been members of the portfolio management team since December, 1996.

2. The second and third sentences of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 21 are revised to read as follows:

         The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than those by retirement accounts. For those retirement accounts the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million based on cumulative purchases during the prior 12 months ending with the current purchase.



August 23, 1999                                       PS0855.015